SUBSEQUENT EVENTS	12 Months Ended
Dec. 29, 2012
SUBSEQUENT EVENTS

NOTE S – SUBSEQUENT EVENTS

On February 20, 2013, the Company entered into a definitive merger agreement (the “Agreement”) with OfficeMax Incorporated (“OfficeMax”), pursuant to which the Company and OfficeMax would combine in an all-stock merger transaction. At the effective time of the merger, the Company would issue 2.69 new shares of common stock for each outstanding share of OfficeMax common stock. In addition, at the effective time of the merger, the Company’s board of directors will be reconstituted to include an equal number of directors designated by the Company and OfficeMax. The parties’ obligations to complete the merger are subject to several conditions, including, among others, approval by the shareholders of each of the two companies, the receipt of certain regulatory approvals and other customary closing conditions.